Loans Receivable, Net	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
LOANS RECEIVABLE, NET
6.	LOANS RECEIVABLE, NET

The monthly interest rates on loan issued at 2% and range from 8% to 30% for the years ended December 31, 2018, and 2017, respectively. According to the outstanding contracts during the reporting period, the maturity terms are 3 months.

As of December 31, 2018 and 2017, loan receivables from third parties was $0 and $0, net of provision for loan losses of $0, and $0, respectively; loan receivables from related parties was $331,039 and $0, net of provision for loan losses of $3,344 and $0, respectively.

Loan receivables consisted of the following as of December 31, 2018 and 2017, respectively:

	December 31, 2018	December 31, 2017

Loans receivable – related parties	$334,383	$-
Allowance for loan losses	(3,344)	-

Loans receivable, net	$331,039	$-

The following table represents the aging of loan receivables as of December 31, 2018:

	1-29 days past due	30-59 days past due	60-89 days past due	Over 90 days past due	Total past due	Current	Total Loans
Loans receivables	$-	$-	$-	$334,383	$334,383	$-	$334,383

The allowance for loan losses is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management performs a quarterly evaluation of the adequacy of the allowance. The allowance is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available.

The allowance is calculated at portfolio-level since our loans portfolio is typically of smaller balance homogenous loans and is collectively evaluated for impairment.

Finally, as appropriate, the Company also considers individual borrower circumstances and the condition and fair value of the loan collateral, if any.

While management uses the best information available to make loan loss allowance evaluations, adjustments to the allowance may be necessary based on changes in economic and other conditions or changes in accounting guidance.

For the years ended December 31, 2018 and 2017, the allowance for loan losses were $3,344 and nil, respectively.

Loans with modified terms are classified as troubled debt restructurings if the Company grants such borrowers concessions and it is deemed that those borrowers are experiencing financial difficulty. Concessions granted under a troubled debt restructuring generally involve a temporary below market rate reduction in interest rate or an extension of a loan’s stated maturity date. Non-accrual troubled debt restructurings are restored to accrual status if principal and interest payments, under the modified terms, are current for six consecutive months after modification. Loans classified as troubled debt restructurings are designated as impaired. There were no loans considered impaired at December 31, 2018 and 2017.